UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: April 30, 2012

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

LEGG MASON WESTERN ASSET HIGH INCOME FUND

FORM N-Q

APRIL 30, 2012

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 83.0%
CONSUMER DISCRETIONARY - 16.3%
Auto Components - 0.3%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	181,000		$190,955	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	900,000		897,750
Hertz Holdings Netherlands BV, Senior Secured Bonds	8.500%	7/31/15	310,000	EUR	447,278	(a)

Total Auto Components					1,535,983

Automobiles - 1.2%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	660,000		686,400
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,090,000		2,173,600
Escrow GCB General Motors	—	—	2,105,000		46,047	*(b)(c)
Escrow GCB General Motors	—	—	4,520,000		98,875	*(b)(c)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,240,000		1,571,700
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	610,000		774,769
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	510,000		561,000	(a)

Total Automobiles					5,912,391

Diversified Consumer Services - 0.8%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,040,000		1,055,600
ServiceMaster Co., Senior Notes	8.000%	2/15/20	700,000		752,500	(a)
Sotheby’s, Senior Notes	7.750%	6/15/15	1,540,000		1,678,600
Stewart Enterprises Inc., Senior Notes	6.500%	4/15/19	460,000		483,000

Total Diversified Consumer Services					3,969,700

Hotels, Restaurants & Leisure - 6.6%
Ameristar Casinos Inc., Senior Notes	7.500%	4/15/21	500,000		531,250
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	1,185,392		1,023,823	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	340,000		358,700
Boyd Gaming Corp., Senior Subordinated Notes	7.125%	2/1/16	580,000		568,400
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	3,274,000		2,881,120
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	10.000%	12/15/15	500,000		458,750
CCM Merger Inc., Senior Notes	9.125%	5/1/19	1,360,000		1,388,900	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,180,000		1,236,050	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	2,379,803		2,159,671	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	680,000		720,800	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	1,390,000		1,365,675	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	719,000		706,418	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	1,880,000		1,891,769	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,080,000		1,105,650	(a)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000		211,825
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	1,605,000		1,825,687
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	430,000		447,200	(a)
Mohegan Tribal Gaming Authority, Senior Secured Notes	10.500%	12/15/16	3,480,000		3,027,600	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,210,000		2,453,100
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	2,160,000		2,397,600	(a)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,560,000		1,821,300
Pinnacle Entertainment Inc., Senior Notes	7.750%	4/1/22	250,000		265,625
Pinnacle Entertainment Inc., Senior Subordinated Notes	8.750%	5/15/20	250,000		276,875
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	2,340,000		2,404,350	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	1,130,000		1,081,975	(a)(e)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Hotels, Restaurants & Leisure - continued
Snoqualmie Entertainment Authority, Senior Secured Notes	9.125%	2/1/15	180,000	$183,150	(a)
Speedway Motorsports Inc., Senior Notes	6.750%	2/1/19	190,000	199,500
Station Casinos Inc., Senior Subordinated Notes	6.625%	3/15/18	150,000	0	(b)(c)(f)(g)
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., Senior Secured Notes	5.375%	3/15/22	500,000	491,250	(a)

Total Hotels, Restaurants & Leisure				33,484,013

Internet & Catalog Retail - 0.3%
Netflix Inc., Senior Notes	8.500%	11/15/17	1,360,000	1,475,600

Media - 5.3%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	480,000	494,400	(a)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	1,260,000	1,370,250
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	2,920,000	3,285,000
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	520,000	570,050
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	870,000	698,175	(a)
Cengage Learning Acquisitions Inc., Senior Secured Notes	11.500%	4/15/20	1,670,000	1,766,025	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	890,000	885,550	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	7.625%	3/15/20	130,000	127,075	(a)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	2,620,000	2,731,350	(a)
DISH DBS Corp., Senior Notes	6.625%	10/1/14	110,000	119,900
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	235,000	261,438
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	460,000	503,700
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,390,000	1,457,762
LBI Media Inc., Senior Notes	8.500%	8/1/17	130,000	33,475	(a)
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,450,000	1,239,750	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	2,430,000	2,235,600	(a)
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	490,000	568,400
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	710,000	788,100
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,360,000	1,162,800	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	460,000	467,475	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,710,000	1,791,225	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	1,925,000	2,136,750	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	1,850,000	1,887,000	(a)

Total Media				26,581,250

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,765,000	1,703,225

Specialty Retail - 1.0%
American Greetings Corp., Senior Notes	7.375%	12/1/21	70,000	73,150
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	2,050,000	1,845,000	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,140,000	2,033,000
RadioShack Corp., Senior Notes	6.750%	5/15/19	510,000	382,500
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	850,000	885,062	(a)

Total Specialty Retail				5,218,712

Textiles, Apparel & Luxury Goods - 0.5%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	790,000	793,950	(a)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Textiles, Apparel & Luxury Goods - continued
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	1,835,000	$1,979,525

Total Textiles, Apparel & Luxury Goods				2,773,475

TOTAL CONSUMER DISCRETIONARY				82,654,349

CONSUMER STAPLES - 1.6%
Food & Staples Retailing - 0.3%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	1,500,000	1,563,750	(a)

Food Products - 0.6%
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	580,000	603,200	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	2,690,000	2,488,250	(a)

Total Food Products				3,091,450

Personal Products - 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	520,000	570,700	(a)

Tobacco - 0.6%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	2,650,000	2,689,750

TOTAL CONSUMER STAPLES				7,915,650

ENERGY - 16.8%
Energy Equipment & Services - 3.5%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	840,000	888,300
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	710,000	734,850
GulfMark Offshore Inc., Senior Notes	6.375%	3/15/22	630,000	644,175	(a)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	630,000	628,425	(a)
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,695,000	2,829,750	(a)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,240,000	1,283,400
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	230,000	236,900	(a)
Oil States International Inc., Senior Notes	6.500%	6/1/19	1,050,000	1,115,625
Parker Drilling Co., Senior Notes	9.125%	4/1/18	450,000	479,250
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	680,000	707,200	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	860,000	911,600	(a)
SESI LLC, Senior Notes	7.125%	12/15/21	2,070,000	2,251,125	(a)
Unit Corp., Senior Subordinated Notes	6.625%	5/15/21	960,000	979,200
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	3,760,000	4,131,300

Total Energy Equipment & Services				17,821,100

Oil, Gas & Consumable Fuels - 13.3%
Arch Coal Inc., Senior Notes	8.750%	8/1/16	750,000	755,625
Arch Coal Inc., Senior Notes	7.000%	6/15/19	1,270,000	1,143,000	(a)
Berry Petroleum Co., Senior Notes	6.750%	11/1/20	240,000	256,200
Berry Petroleum Co., Senior Notes	6.375%	9/15/22	1,190,000	1,240,575
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	1,010,000	1,057,975
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	260,000	272,350
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	1,340,000	1,304,825
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	5.875%	4/15/21	450,000	429,750
Chesapeake Midstream Partners LP/CHKM Finance Corp., Senior Notes	6.125%	7/15/22	2,460,000	2,380,050
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance Inc., Senior Notes	6.625%	11/15/19	1,290,000	1,219,050	(a)
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	1,090,000	1,169,025	(a)
Compagnie Generale de Geophysique-Veritas, Senior Notes	9.500%	5/15/16	850,000	935,000
Concho Resources Inc., Senior Notes	7.000%	1/15/21	1,290,000	1,409,325

CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	1,920,000	2,025,600
Continental Resources Inc., Senior Notes	5.000%	9/15/22	1,230,000	1,249,988	(a)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	3,251,478	2,552,410	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	8.875%	2/15/18	1,590,000	1,713,225

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Denbury Resources Inc., Senior Subordinated Notes	8.250%	2/15/20	1,275,000	$1,428,000
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	410,000	469,600
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	1,450,000	1,613,125
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	1,130,000	1,227,148	(e)
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	1,155,000	1,240,195	(e)
Everest Acquisition LLC/Everest Acquisition Finance Inc., Senior Notes	9.375%	5/1/20	1,340,000	1,428,775	(a)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	2,730,000	2,340,975
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	1,260,000	1,337,175	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	1,160,000	1,235,400
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.250%	6/15/22	1,740,000	1,840,050
MEG Energy Corp., Senior Notes	6.500%	3/15/21	1,310,000	1,385,325	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,710,000	1,333,800
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,930,000	2,212,150
Parker Drilling Co., Senior Notes	9.125%	4/1/18	500,000	532,500	(a)
Peabody Energy Corp., Senior Notes	6.000%	11/15/18	1,150,000	1,173,000	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,400,000	1,470,000
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	900,000	315,000	(a)(f)
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	630,000	220,500	(a)(f)
Plains Exploration & Production Co., Senior Notes	6.125%	6/15/19	720,000	730,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,220,000	1,378,600
Plains Exploration & Production Co., Senior Notes	6.750%	2/1/22	190,000	198,550
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	420,000	461,496	(a)
QEP Resources Inc., Senior Notes	5.375%	10/1/22	760,000	761,900
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	4,435,000	4,690,013
Range Resources Corp., Senior Notes	5.000%	8/15/22	990,000	988,763
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.875%	12/1/18	1,110,000	1,182,150
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	350,000	372,750
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,930,000	2,016,850	(a)
SandRidge Energy Inc., Senior Notes	7.500%	3/15/21	500,000	507,500
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	6.375%	8/1/22	1,120,000	1,134,000	(a)
Teekay Corp., Senior Notes	8.500%	1/15/20	2,350,000	2,455,750
Tennessee Gas Pipeline Co., Senior Notes	8.375%	6/15/32	1,540,000	2,046,119
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	950,000	902,500	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	6.500%	10/1/18	590,000	631,300
WPX Energy Inc., Senior Notes	6.000%	1/15/22	820,000	801,550	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,430,000	1,786,050	(a)

Total Oil, Gas & Consumable Fuels				66,963,332

TOTAL ENERGY				84,784,432

FINANCIALS - 8.5%
Commercial Banks - 2.8%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	550,000	556,875	(a)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	355,000	359,438	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	990,000	997,807	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	430,000	504,528	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	880,000	778,800	(a)(e)(h)

Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,560,000	2,370,145	(a)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,720,000	1,750,100
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	2,020,000	2,578,542	(a)(e)(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Banks - continued
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	990,000		$817,987	(e)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,450,000		1,430,973
Santander Finance Preferred SA Unipersonal, Junior Subordinated Notes	10.500%	9/29/14	720,000		741,539	(e)(h)
Societe Generale SA, Junior Subordinated Bonds	1.219%	4/5/17	1,760,000		1,138,966	(a)(e)(h)

Total Commercial Banks					14,025,700

Consumer Finance - 0.9%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	290,000		319,000
Ally Financial Inc., Senior Notes	5.500%	2/15/17	270,000		276,237
Ally Financial Inc., Senior Notes	8.000%	3/15/20	2,390,000		2,743,780
Ally Financial Inc., Senior Notes	7.500%	9/15/20	220,000		246,125
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	790,000	EUR	1,098,009

Total Consumer Finance					4,683,151

Diversified Financial Services - 4.5%
Bank of America Corp., Senior Notes	6.500%	8/1/16	2,010,000		2,199,623
Bankrate Inc., Senior Secured Notes	11.750%	7/15/15	3,324,000		3,801,825
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	760,000		796,100
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	280,000		282,800
General Motors Financial Co. Inc., Senior Notes	6.750%	6/1/18	1,140,000		1,215,648
International Lease Finance Corp., Medium-Term Notes, Senior Notes	5.625%	9/20/13	1,650,000		1,685,063
International Lease Finance Corp., Senior Notes	8.625%	9/15/15	3,030,000		3,367,087
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,030,000		1,158,750
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	2,880,000		3,254,400
International Lease Finance Corp., Senior Notes	8.625%	1/15/22	470,000		539,978
MBNA Capital A, Junior Subordinated Notes	8.278%	12/1/26	1,430,000		1,449,663
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	1,330,000		1,433,075	(a)(d)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	1,420,000		1,398,700	(a)(e)

Total Diversified Financial Services					22,582,712

Insurance - 0.2%
ING Capital Funding Trust III, Junior Subordinated Bonds	4.070%	12/31/49	420,000		346,265	(e)(h)
Liberty Mutual Group, Junior Subordinated Bonds	7.800%	3/7/87	830,000		817,550	(a)

Total Insurance					1,163,815

Real Estate Investment Trusts (REITs) - 0.1%
Omega Healthcare Investors Inc., Senior Notes	5.875%	3/15/24	700,000		689,500	(a)

TOTAL FINANCIALS					43,144,878

HEALTH CARE - 5.3%
Health Care Equipment & Supplies - 0.0%
Biomet Inc., Senior Notes	10.000%	10/15/17	90,000		97,538

Health Care Providers & Services - 5.3%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,210,000		1,324,950
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	1,341,785		1,423,969	(d)
American Renal Holdings, Senior Secured Notes	8.375%	5/15/18	1,210,000		1,300,750
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	1,050,000		1,149,750
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,790,000		1,892,925	(a)
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,010,000		1,073,125	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	3,780,000		3,496,500
DJO Finance LLC/DJO Finance Corp., Senior Notes	10.875%	11/15/14	700,000		717,500
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	860,000		877,200	(a)
Fresenius Medical Care U.S. Finance II Inc., Senior Notes	5.875%	1/31/22	910,000		927,063	(a)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	530,000		582,338

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Health Care Providers & Services - continued
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.500%	9/15/18	340,000	$365,500	(a)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,450,000	1,669,312	(a)
HCA Inc., Notes	7.690%	6/15/25	573,000	552,945
HCA Inc., Senior Secured Notes	7.875%	2/15/20	3,275,000	3,651,625
HCA Inc., Senior Secured Notes	7.250%	9/15/20	170,000	189,125
INC Research LLC, Senior Notes	11.500%	7/15/19	650,000	641,875	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,300,000	1,173,250	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	400,000	412,000	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	830,000	717,950
Tenet Healthcare Corp., Senior Secured Notes	10.000%	5/1/18	590,000	684,400
Tenet Healthcare Corp., Senior Secured Notes	6.250%	11/1/18	1,280,000	1,334,400	(a)
US Oncology Inc. Escrow	—	—	1,045,000	20,900	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	595,000	609,131

Total Health Care Providers & Services				26,788,483

TOTAL HEALTH CARE				26,886,021

INDUSTRIALS - 12.3%
Aerospace & Defense - 1.6%
Ducommun Inc., Senior Notes	9.750%	7/15/18	920,000	977,500
FGI Operating Co. LLC/FGI Finance Inc., Senior Secured Notes	7.875%	5/1/20	590,000	609,175	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,450,000	2,646,000
Triumph Group Inc., Senior Notes	8.625%	7/15/18	840,000	938,700
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	2,965,000	3,172,550	(a)

Total Aerospace & Defense				8,343,925

Airlines - 1.4%
American Airlines Pass-Through Trust, Secured Notes	7.000%	1/31/18	734,963	720,263	(a)
Continental Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	133,627	133,627
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	79,631	86,400
Continental Airlines Inc., Pass-Through Certificates	8.388%	5/1/22	493,550	500,953
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	1,173,449	1,191,051
Continental Airlines Inc., Secured Notes	6.250%	10/22/21	470,000	479,987
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	110,000	113,163	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	805,000	835,187	(a)
Delta Air Lines, Secured Notes	6.375%	1/2/16	750,000	750,000
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	171,273	174,698
Delta Air Lines Inc., Pass-Through Certificates	6.821%	8/10/22	579,018	626,787
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	224,198	222,808
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	354,191	374,557
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	242,000	258,335	(a)
United Air Lines Inc., Senior Secured Notes	9.875%	8/1/13	605,000	635,250	(a)

Total Airlines				7,103,066

Building Products - 0.7%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	935,600	832,684	(a)(b)
Building Materials Corp. of America, Senior Notes	6.875%	8/15/18	420,000	443,100	(a)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	1,940,000	2,024,875	(a)

Total Building Products				3,300,659

Commercial Services & Supplies - 2.4%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	2,735,000	2,598,250	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	1,940,000	1,964,250
Cenveo Corp., Secured Notes	8.875%	2/1/18	820,000	758,500
Geo Group Inc., Senior Notes	7.750%	10/15/17	1,350,000	1,464,750

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Services & Supplies - continued
JM Huber Corp., Senior Notes	9.875%	11/1/19	770,000	$820,050	(a)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	2,580,000	2,592,900	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	150,000	162,750
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,290,000	1,331,925	(a)
United Rentals North America Inc., Senior Notes	10.875%	6/15/16	190,000	215,887

Total Commercial Services & Supplies				11,909,262

Electrical Equipment - 0.3%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	1,510,000	1,494,900	(a)

Machinery - 0.5%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	2,340,000	2,471,625	(a)

Marine - 0.8%
Horizon Lines LLC, Secured Notes	14.000%	10/15/16	1,197,875	1,123,008	(c)(d)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	900,000	875,250	(a)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,290,000	2,141,150

Total Marine				4,139,408

Road & Rail - 1.7%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,737,144	3,092,486	(d)
Jack Cooper Holdings Corp., Senior Secured Notes	12.750%	12/15/15	2,240,000	2,172,800	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	875,000	1,002,969
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	1,880,000	2,110,300
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	410,000	451,000

Total Road & Rail				8,829,555

Trading Companies & Distributors - 1.4%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,045,000	2,121,688
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	896,000	927,360	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	3,584,000	3,799,040	(a)

Total Trading Companies & Distributors				6,848,088

Transportation - 1.4%
CMA CGM, Senior Notes	8.500%	4/15/17	2,570,000	1,631,950	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,250,000	2,182,500	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,190,000	3,182,025	(a)

Total Transportation				6,996,475

Transportation Infrastructure - 0.1%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	550,000	578,875	(a)

TOTAL INDUSTRIALS				62,015,838

INFORMATION TECHNOLOGY - 1.9%
Electronic Equipment, Instruments & Components - 0.6%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	2,980,000	3,419,550	(a)

IT Services - 1.0%
First Data Corp., Senior Notes	9.875%	9/24/15	470,000	475,875
First Data Corp., Senior Notes	10.550%	9/24/15	919,768	940,463
First Data Corp., Senior Notes	12.625%	1/15/21	2,350,000	2,367,625
First Data Corp., Senior Secured Notes	7.375%	6/15/19	1,140,000	1,171,350	(a)

Total IT Services				4,955,313

Semiconductors & Semiconductor Equipment - 0.2%
Freescale Semiconductor Inc., Senior Notes	10.750%	8/1/20	134,000	149,410
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	950,000	1,046,188	(a)

Total Semiconductors & Semiconductor Equipment				1,195,598

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Software - 0.1%
Lawson Software Inc., Senior Notes	10.000%	4/1/19	200,000	EUR	$267,387	(a)

TOTAL INFORMATION TECHNOLOGY					9,837,848

MATERIALS - 7.1%
Chemicals - 1.9%
Georgia Gulf Corp., Senior Secured Notes	9.000%	1/15/17	660,000		735,900	(a)
Hercules Inc., Junior Subordinated Debentures	6.500%	6/30/29	570,000		450,300
Ineos Finance PLC, Senior Secured Notes	9.000%	5/15/15	590,000		635,725	(a)
Ineos Finance PLC, Senior Secured Notes	7.500%	5/1/20	220,000		227,150	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	967,000	EUR	1,251,218	(a)
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	835,000		866,312	(a)
LyondellBasell Industries NV, Senior Notes	6.000%	11/15/21	1,840,000		1,996,400	(a)
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	835,000		866,313	(a)
Solutia Inc., Senior Notes	8.750%	11/1/17	980,000		1,112,300
Solutia Inc., Senior Notes	7.875%	3/15/20	1,300,000		1,524,250

Total Chemicals					9,665,868

Containers & Packaging - 1.8%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,300,000		1,413,750	(a)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	600,000	EUR	841,873	(a)
Beverage Packaging Holdings Luxembourg II SA, Senior Secured Notes	9.500%	6/15/17	640,000	EUR	777,277	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,320,000		1,377,750	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.875%	8/15/19	710,000		770,350	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	1,160,000		1,200,600	(a)
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,420,000		2,559,150	(a)

Total Containers & Packaging					8,940,750

Metals & Mining - 2.1%
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	1,610,000		1,650,250	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,070,000		1,163,625	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	570,000		579,975	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,480,000		2,349,000	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	1,110,000		821,400	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,050,000		1,162,875
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	2,460,000		1,359,150
Schaeffler Finance BV, Senior Secured Notes	8.500%	2/15/19	210,000		226,275	(a)
Thompson Creek Metals Co. Inc., Senior Notes	7.375%	6/1/18	1,450,000		1,247,000

Total Metals & Mining					10,559,550

Paper & Forest Products - 1.3%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	600,000		630,000	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	2,593,000		2,456,867
PE Paper Escrow GmbH, Senior Secured Notes	12.000%	8/1/14	700,000		759,500	(a)
Sappi Papier Holding GmbH, Senior Secured Notes	6.625%	4/15/21	620,000		587,450	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,170,000		1,259,213	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,125,000		556,875
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	480,000		319,200

Total Paper & Forest Products					6,569,105

TOTAL MATERIALS					35,735,273

TELECOMMUNICATION SERVICES - 6.6%
Diversified Telecommunication Services - 4.3%
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	345,000		279,450

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Diversified Telecommunication Services - continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	1,570,000	$1,691,675	(a)
Hughes Satellite Systems Corp., Senior Secured Notes	6.500%	6/15/19	630,000	677,250
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	1,490,000	1,609,200	(a)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	4/1/19	1,370,000	1,435,075
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	2,190,000	2,294,025	(a)
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,600,000	1,680,000	(a)
TW Telecom Holdings Inc., Senior Notes	8.000%	3/1/18	1,350,000	1,485,000
UPCB Finance VI Ltd., Senior Secured Notes	6.875%	1/15/22	340,000	351,475	(a)
West Corp., Senior Notes	8.625%	10/1/18	740,000	815,850
West Corp., Senior Notes	7.875%	1/15/19	1,400,000	1,499,750
West Corp., Senior Subordinated Notes	11.000%	10/15/16	1,460,000	1,558,550
Wind Acquisition Finance SA, Senior Secured Notes	7.250%	2/15/18	690,000	657,225	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,746,910	3,287,914	(a)(d)
Windstream Corp., Senior Notes	7.500%	4/1/23	2,400,000	2,502,000

Total Diversified Telecommunication Services				21,824,439

Wireless Telecommunication Services - 2.3%
MetroPCS Wireless Inc., Senior Notes	7.875%	9/1/18	1,230,000	1,266,900
MetroPCS Wireless Inc., Senior Notes	6.625%	11/15/20	110,000	106,150
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	2,330,000	1,753,325
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,940,000	2,506,350
Sprint Nextel Corp.	6.000%	12/1/16	3,270,000	2,983,875
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,470,000	2,726,262	(a)

Total Wireless Telecommunication Services				11,342,862

TOTAL TELECOMMUNICATION SERVICES				33,167,301

UTILITIES - 6.6%
Electric Utilities - 2.5%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	1,311,353	1,473,633
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	100,000	107,500
Astoria Depositor Corp., Pass-Through Certificates	8.144%	5/1/21	1,630,000	1,418,100	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	3,640,000	3,794,700	(a)
GenOn REMA LLC, Senior Secured Notes	9.237%	7/2/17	1,259,839	1,234,642
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,374,104	1,332,881
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	2,760,000	2,622,000
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	860,000	176,300
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	810,000	506,250	(a)

Total Electric Utilities				12,666,006

Gas Utilities - 0.3%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	40,000	51,837
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	1,270,000	1,349,375

Total Gas Utilities				1,401,212

Independent Power Producers & Energy Traders - 3.8%
AES Corp., Senior Notes	7.750%	10/15/15	350,000	395,500
AES Corp., Senior Notes	9.750%	4/15/16	1,265,000	1,499,025
AES Corp., Senior Notes	7.375%	7/1/21	690,000	771,075	(a)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,070,000	1,094,075	(a)
Calpine Corp.	7.250%	10/15/17	150,000	160,875	(a)
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	1,390,000	1,494,250	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,620,000	1,753,650	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,030,000	669,500	(f)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	420,000	277,200

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Independent Power Producers & Energy Traders - continued
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,460,000	$2,727,525
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,810,000	1,800,950	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,270,000	2,360,800	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,445,000	2,151,600
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	125,190	127,694
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,153,191	2,196,255

Total Independent Power Producers & Energy Traders				19,479,974

TOTAL UTILITIES				33,547,192

TOTAL CORPORATE BONDS & NOTES (Cost - $419,135,960)				419,688,782

COLLATERALIZED SENIOR LOANS - 2.9%
CONSUMER DISCRETIONARY - 0.4%
Diversified Consumer Services - 0.4%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,062,500	(i)

Hotels, Restaurants & Leisure - 0.0%
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	18,404	18,496	(i)

TOTAL CONSUMER DISCRETIONARY				2,080,996

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Immucor Inc., Term Loan B	7.250%	8/17/18	587,050	594,388	(i)

INDUSTRIALS - 1.0%
Marine - 0.1%
Trico Shipping AS, Term Loan A	10.000%	5/13/14	220,794	220,794	(b)(i)
Trico Shipping AS, Term Loan B	—	5/13/14	388,745	388,745	(b)(j)

Total Marine				609,539

Trading Companies & Distributors - 0.9%
United Rentals Inc., Secured Bridge Loan	0.000%	1/11/13	2,300,035	2,300,035	(b)(c)(i)
United Rentals Inc., Secured Bridge Loan	0.000%	1/11/13	2,184,531	2,184,531	(b)(c)(i)

Total Trading Companies & Distributors				4,484,566

TOTAL INDUSTRIALS				5,094,105

INFORMATION TECHNOLOGY - 0.2%
IT Services - 0.2%
SRA International Inc., Term Loan B	6.500%	7/20/18	841,429	843,270	(i)

TELECOMMUNICATION SERVICES - 1.0%
Wireless Telecommunication Services - 1.0%
Vodafone Americas Finance 2 Inc., Term Loan A	6.875%	8/11/15	3,300,432	3,362,315	(i)
Vodafone Americas Finance 2 Inc., Term Loan B	6.250%	7/11/16	1,691,250	1,722,961	(i)

TOTAL TELECOMMUNICATION SERVICES				5,085,276

UTILITIES - 0.2%
Electric Utilities - 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan	4.741%	10/10/17	1,798,436	999,031	(i)

TOTAL COLLATERALIZED SENIOR LOANS (Cost - $15,028,826)				14,697,066

CONVERTIBLE BONDS & NOTES - 0.9%
CONSUMER DISCRETIONARY - 0.6%
Diversified Consumer Services - 0.6%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	3,687,000	3,023,340	(a)

INDUSTRIALS - 0.2%
Marine - 0.2%
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	424,999	127,500	(c)(d)
Horizon Lines Inc., Senior Secured Notes	6.000%	4/15/17	1,529,999	1,147,499	(c)(d)

TOTAL INDUSTRIALS				1,274,999

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2012

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
MATERIALS - 0.1%
Chemicals - 0.1%
Hercules Inc.	6.500%	6/30/29	440,000	$360,250

TOTAL CONVERTIBLE BONDS & NOTES (Cost - $4,831,534)				4,658,589

			SHARES
COMMON STOCKS - 2.0%
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.0%
Bossier Casino Venture Holdco Inc.			83,175	166,350	*(b)(c)

Media - 0.9%
Charter Communications Inc., Class A Shares			74,011	4,475,445	*

TOTAL CONSUMER DISCRETIONARY				4,641,795

ENERGY - 0.5%
Energy Equipment & Services - 0.5%
KCAD Holdings I Ltd.			282,728,964	2,619,767	(b)(c)

INDUSTRIALS - 0.4%
Marine - 0.4%
DeepOcean Group Holding AS			104,107	1,743,792	(c)
Horizon Lines Inc., Class A Shares			40,254	107,076	*

TOTAL INDUSTRIALS				1,850,868

MATERIALS - 0.2%
Chemicals - 0.2%
Georgia Gulf Corp.			26,664	945,239	*

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
World Access Inc.			1,571	1	*(b)

TOTAL COMMON STOCKS (Cost - $8,379,924)				10,057,670

CONVERTIBLE PREFERRED STOCKS - 0.4%
FINANCIALS - 0.4%
Diversified Financial Services - 0.4%
Citigroup Inc. (Cost-$1,881,155)	7.500%		21,000	2,046,870

PREFERRED STOCKS - 2.0%
FINANCIALS - 1.9%
Consumer Finance - 0.9%
GMAC Capital Trust I	8.125%		182,300	4,366,085	(e)

Diversified Financial Services - 1.0%
Citigroup Capital XII	8.500%		123,150	3,169,881	(e)
Citigroup Capital XIII	7.875%		79,050	2,105,101	(e)

Total Diversified Financial Services				5,274,982

TOTAL FINANCIALS				9,641,067

INDUSTRIALS - 0.1%
Road & Rail - 0.1%
Jack Cooper Holdings Corp.	20.000%		4,213	423,407	(c)

TOTAL PREFERRED STOCKS (Cost - $9,957,178)				10,064,474

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET HIGH INCOME FUND

Schedule of Investments (unaudited) (cont’d)	April 30, 2012

SECURITY		EXPIRATION DATE	NOTIONAL AMOUNT	VALUE
PURCHASED OPTIONS - 0.1%
Credit default swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.17 Index, Put @ $97.00 (Cost - $1,561,250)		6/20/12	41,522,600	$706,499

			WARRANTS
WARRANTS - 0.1%
Buffets Restaurant Holdings		4/28/14	1,989	20	*(b)(c)
Charter Communications Inc.		11/30/14	3,790	58,897	*(c)
Jack Cooper Holdings Corp.		12/15/17	2,140	128,400	*(c)
Jack Cooper Holdings Corp.		5/6/18	945	56,700	*(c)
Nortek Inc.		12/7/14	3,691	20,300	*(b)(c)
SemGroup Corp.		11/30/14	12,719	113,199	*(b)

TOTAL WARRANTS (Cost - $106,306)				377,516

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $460,882,133)				462,297,466

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 3.3%
U.S. Government Agencies - 3.3%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes (Cost - $16,397,438)	0.080%	7/11/12	16,400,000	16,398,065	(k)

TOTAL INVESTMENTS - 94.7% (Cost - $477,279,571#)				478,695,531
Other Assets in Excess of Liabilities - 5.3%				26,896,440

TOTAL NET ASSETS - 100.0%				$505,591,971

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Illiquid security.

(c)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	The coupon payment on these securities is currently in default as of April 30, 2012.

(g)	Value is less than $1.

(h)	Security has no maturity date. The date shown represents the next call date.

(i)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(j)	All or a portion of this loan is unfunded as of April 30, 2012.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

EUR	— Euro

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	NOTIONAL AMOUNT	VALUE
Credit default swaption with BNP Paribas to sell protection on Markit CDX.NA.HY.18 Index, Put	6/20/12	$94.00	8,800,000	$75,410
Credit default swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.17 Index, Put	6/20/12	92.00	83,045,200	280,381

TOTAL WRITTEN OPTIONS (Premiums received - $1,770,519)				$355,791

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Legg Mason Western Asset High Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Notes to Schedule of Investments (unaudited) (continued)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$415,967,627	$3,721,155	$419,688,782
Collateralized senior loans	—	10,212,500	4,484,566	14,697,066
Convertible bonds & notes	—	4,658,589	—	4,658,589
Common stocks	$5,527,761	1,743,792	2,786,117	10,057,670
Convertible preferred stocks	2,046,870	—	—	2,046,870
Preferred stocks	9,641,067	423,407	—	10,064,474
Purchased options	—	706,499	—	706,499
Warrants	—	377,496	20	377,516

Total long-term investments	$17,215,698	$434,089,910	$10,991,858	$462,297,466
Short-term investments†	—	16,398,065	—	16,398,065

Total investments	$17,215,698	$450,487,975	$10,991,858	$478,695,531

Other financial instruments:
Forward foreign currency contracts	—	$22,890	—	$22,890
Credit default swaps on Credit Indices — buy protection‡	—	476,971		476,971

Total other financial instruments	—	$499,861	—	$499,861

Total	$17,215,698	$450,987,836	$10,991,858	$479,195,392

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Written options	—	$355,791	—	$355,791
Forward foreign currency contracts	—	187	—	187

Total	—	$355,978	—	$355,978

†	See Schedule of Investments for additional detailed categorizations.
‡	Values include any premiums paid or received with respect to swap contracts.

Notes to Schedule of Investments (unaudited) (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	COLLATERALIZED SENIOR LOANS	COMMON STOCKS	PREFERRED STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2011	$4,154,675	$2,417,490	$4,609,559	$421,300	$387,490	$11,990,514
Accrued premiums/discounts	14,603	—	—	—	—	14,603
Realized gain (loss)(1)	(33,135)	—	272,807	—	—	239,672
Change in unrealized appreciation (depreciation)(2)	(804,359)	—	(465,686)	(51,651)	(68,870)	(1,390,566)
Purchases	3,174,599	3,707,076	386,036	—	—	7,267,711
Sales	(757,350)	(1,640,000)	(272,807)	(369,649)	—	(3,039,806)
Transfers into Level 3(3)	144,922	—	—	—	—	144,922
Transfers out of Level 3(4)	(2,172,800)	—	(1,743,792)	—	(318,600)	(4,235,192)

Balance as of April 30, 2012	$3,721,155	$4,484,566	$2,786,117	—	$20	$10,991,858

Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2012(2)	$(581,474)	—	$4,207	—	—	$(577,267)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(3)	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.

(4)	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Notes to Schedule of Investments (unaudited) (continued)

(d) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2012, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended April 30, 2012, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default

Notes to Schedule of Investments (unaudited) (continued)

swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Notes to Schedule of Investments (unaudited) (continued)

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of April 30, 2012, the Fund held written options and forward foreign currency contracts with credit related contingent features which had a liability position of $355,978. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(m) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At April 30, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$20,682,379
Gross unrealized depreciation	(19,266,419)

Net unrealized appreciation	$1,415,960

Notes to Schedule of Investments (unaudited) (continued)

During the period ended April 30, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of July 31, 2011	196,980,000	$3,324,295
Options written	149,738,000	2,329,142
Options closed	(23,600,000)	(702,200)
Options exercised	—	—
Options expired	(231,272,800)	(3,180,718)

Written options, outstanding as of April 30, 2012	91,845,200	$1,770,519

At April 30, 2012, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank N.A.	771,234	$1,020,932	5/16/12	$14,820

Contracts to Sell:
Euro	Citibank N.A.	350,000	463,318	5/16/12	(187)
Euro	Royal Bank of Scotland PLC	1,611,130	2,132,758	5/16/12	8,070

					7,883

Net unrealized gain on open forward foreign currency contracts					$22,703

At April 30, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT (2)	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND†	MARKET VALUE(3)	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED DEPRECIATION
BNP Paribas (Markit CDX.NA.HY.17 Index)			5.000%
	$3,104,000	12/20/16	quarterly	$67,421	$85,408	$(17,987)
BNP Paribas (Markit CDX.NA.HY.17 Index)			5.000%
	1,843,000	12/20/16	quarterly	40,031	52,916	(12,885)
Morgan Stanley & Co. Inc. (Markit CDX.NA.HY.17 Index)			5.000%
	3,589,000	12/20/16	quarterly	77,956	107,341	(29,385)
BNP Paribas (Markit CDX.NA.HY.18 Index)			5.000%
	8,800,000	6/20/17	quarterly	291,563	409,444	(117,881)

Total	$17,336,000			$476,971	$655,109	$(178,138)

(1)	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

Notes to Schedule of Investments (unaudited) (continued)

3. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at April 30, 2012.

			Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at Value	Written Options, at Value	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at Value	Total
Foreign Exchange Contracts	—	—	$22,890	$(187)	—	$22,703
Credit Contracts	$706,499	$(355,791)	—	—	$476,971	827,679

Total	$706,499	$(355,791)	$22,890	$(187)	$476,971	$850,382

During the period ended April 30, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 475,143
Written options	637,939
Forward foreign currency contracts (to buy)	1,058,031
Forward foreign currency contracts (to sell)	2,271,275
Futures contracts (to buy)†	2,402,894
Futures contracts (to sell)†	7,972,101

Average Notional Balance
Credit default swap contracts (to buy protection)	$ 5,681,000
Credit default swap contracts (to sell protection)†	1,000,000

†	At April 30, 2012, there were no open positions held in this derivative.

4. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	June 22, 2012

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	June 22, 2012